                                                             Exhibit (h)(26)(d)

                              AMENDMENT NO. 5 TO
                   ADMINISTRATIVE SERVICES LETTER AGREEMENT
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

The Administrative Services Letter Agreement, dated as of December 1, 1999, by and between OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

    1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective: December 1, 2008

OppenheimerFunds, Inc.

By:     ---------------------------
Name:   ---------------------------
Title:  ---------------------------

American General Life Insurance Company            [Corporate Seal]

By:     ---------------------------       Attest:  -------------------------
Name:   ---------------------------       Name:    -------------------------
Title:  ---------------------------       Title:   -------------------------

                                 SCHEDULE B TO
          AMENDMENT NO. 5 TO ADMINISTRATIVE SERVICES LETTER AGREEMENT
                           (DATED DECEMBER 1, 2008)
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

Separate Account                             Products
----------------                             --------

American General Life Insurance Company      The One VUL Solution (SM)
Separate Account VL-R                        Variable Life Insurance
                                             Policy Form No. 99615

                                             AG Legacy Plus
                                             Variable Life Insurance
                                             Policy Form No. 98615

                                             Platinum Investor II
                                             Variable Life Insurance
                                             Policy Form No. 97610
                                             Effective: May 1, 2003

                                             Platinum Investor III
                                             Variable Life Insurance
                                             Policy Form No. 00600
                                             Effective: May 1, 2003

                                             Platinum Investor Survivor
                                             Variable Life Insurance
                                             Policy Form No. 99206
                                             Effective: May 1, 2003

                                             Platinum Investor Survivor II
                                             Variable Life Insurance
                                             Policy Form No. 01206
                                             Effective: May 1, 2003

                                             Platinum Investor PLUS
                                             Variable Life Insurance
                                             Policy Form No. 02600
                                             Effective: May 1, 2003

                                 SCHEDULE B TO
          AMENDMENT NO. 5 TO ADMINISTRATIVE SERVICES LETTER AGREEMENT
                           (DATED DECEMBER 1, 2008)
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                                  (CONTINUED)

Separate Account                             Products
----------------                             --------
American General Life Insurance Company      Platinum Investor FlexDirector
Separate Account VL-R                        Variable Life Insurance
                                             Policy Form No. 03601
                                             Effective: January 15, 2004

                                             Corporate America Variable
                                             Life Insurance
                                             Policy Form No. 99301
                                             Effective: January 15, 2004

                                             Platinum Investor IV
                                             Variable Life Insurance
                                             Policy Form No. 04604
                                             Effective: January 1, 2005

                                             Platinum Investor VIP
                                             Variable Life Insurance
                                             Policy Form No. 05604
                                             Effective: February 1, 2006

                                             AIG Corporate Investor VUL
                                             Variable Life Insurance
                                             Policy Form No. 99301
                                             Effective: August 31, 2007

                                             AIG Income Advantage VUL
                                             Variable Life Insurance
                                             Policy Form No. 07704
                                             Effective: October 1, 2007

                                             AIG Protection Advantage VUL
                                             Variable Life Insurance
                                             Policy Form No. 07921
                                             Effective: February 1, 2008

                                 SCHEDULE B TO
          AMENDMENT NO. 5 TO ADMINISTRATIVE SERVICES LETTER AGREEMENT
                           (DATED DECEMBER 1, 2008)
                                     AMONG
                            OPPENHEIMERFUNDS, INC.
                                      AND
                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                                  (CONTINUED)

Separate Account                             Products
----------------                             --------
                                             AIG Income Advantage Select
                                             Variable Life Insurance
                                             Policy Form No. 08704
                                             Effective: September 15, 2008

                                             Survivor Advantage(SM)
                                             Variable Universal Life Insurance
                                             Policy Form No. 08921
                                             Effective: December 1, 2008

                                             Corporate Investor Select(SM)
                                             Variable Universal Life Insurance
                                             Policy Form No. 08301
                                             Effective: December 1, 2008

Separate Account                             Products
----------------                             --------
American General Life Insurance Company      Platinum Investor Immediate
Separate Account D                           Variable Annuity
                                             Policy Form No. 03017
                                             Effective: January 1, 2005